                                                                    EXHIBIT 10.9

                      INDIANA RETURNED FACILITIES AGREEMENT

         THIS INDIANA RETURNED FACILITIES AGREEMENT ("Agreement") is dated as of February 1, 1999 and is entered into by OMEGA HEALTHCARE INVESTORS, INC., a Maryland corporation, having its principal office at 900 Victors Way, Suite 350, Ann Arbor, Michigan 48108 ("Lessor"), and BRITWILL INDIANA PARTNERSHIP, an Arizona general partnership, having its principal office at 15300 North 90th Street, Suite 100, Scottsdale, Arizona 85200 ("Lessee").

                                    RECITALS

This Agreement is made and entered into with reference to the following recitals:

         A. Lessor and BritWill Investments-I, Inc., a Delaware corporation ("BritWill-I") entered into a lease dated November 1, 1992 ("Indiana Lease") for nine (9) healthcare facilities located in the state of Indiana ("Indiana Facilities"). Lessee is the assignee of the interest of BritWill-I in the Indiana Lease, and has assumed the obligations and liabilities of BritWill-I thereunder.

         B. Pursuant to a Debtors' First Amended Joint Plan of Reorganization dated October 15, 1998, as amended, entered in the United States Bankruptcy Court for the District of Arizona in the matters of In Re: Unison HealthCare Corporation (Case Nos. B-98-06583-PHX-GBN through B-98-06612 PHX-GBN) and In Re:
                  BritWill Investments-l. Inc. (Case Nos. B-98-0173-PHX-GBN through B-98-1075-PHX-GBN) ("Plan"), Lessor and Lessee have agreed, among other things, to terminate the Indiana Lease as to six (6) of the Indiana Facilities, namely, the Land described on EXHIBITS A-1 THROUGH A-6 together with any and all Fixtures, Lessor's Improvements, Related Rights and Lessor's Personal Property constituting the Leased Property with respect to such Land ("Indiana Returned Facilities"), and to continue the lease of the remaining Indiana Facilities under the terms and conditions of the Omega New Master Lease between Lessor and Lessee, BritWill Investments-II, Inc., a Delaware corporation and subsidiaries of Signature HealthCare Corporation dated December 31, 1998 ("Omega New Master Lease").

         C. Capitalized terms used and not otherwise defined herein have the respective meanings given them in the Omega New Master Lease.


         NOW, THEREFORE, in consideration of the foregoing, and of other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties to this Agreement agree as follows:

I.       INDIANA RETURNED FACILITIES LEASE TERMINATION DATE.

         The Indiana Returned Facilities Lease Termination Date shall be the earlier of (a) the last day of the month in which the operation of the Indiana Returned Facilities may lawfully be transferred to an entity of Lessor's choice which has been legally licensed to operate the Indiana Returned Facilities, (b) the date which is ten (10) Business Days after a Notice from Lessee to Lessor in which Lessee elects to terminate the Omega New Master Lease as to the Indiana Returned Facilities pursuant to Section 4.k. of the First Amendment to Omega New Master Lease dated as of February 1, 1999 and (c) September 1, 1999.

2.       TERMINATION.

         a. Upon the terms and conditions hereinafter set forth, the Omega New Master Lease shall terminate as to the Indiana Returned Facilities upon the Indiana Returned Facilities Lease Termination Date.

         b. On the Indiana Returned Facilities Lease Termination Date, Lessee shall convey, assign and transfer to Lessor all its right, title and interest in the Indiana Returned Facilities, in accordance with the Plan.

         c. On or before the Indiana Returned Facilities Lease Termination Date, Lessee shall execute and deliver to Lessor:

                  (i) A Termination of Lease, in recordable form, for each of the Indiana Returned Facilities, in the form attached hereto as EXHIBIT B ("Termination of Lease"),

                  (ii) A quit claim deed in recordable form to each of the Indiana Returned Facilities, in the form attached hereto as EXHIBIT C ("Deeds"), and

                  (iii) A Bill of Sale in the form attached hereto as EXHIBIT D-1 covering (x) any and all interest Lessee may have in any of Lessor's Personal Property with respect to the Indiana Returned Facilities, including without limitation any of Lessor's Personal Property located elsewhere but primarily used in connection with such Facilities, and (y) the Lessee's Personal Property listed on EXHIBIT D-2 attached hereto.

         d. Until the Indiana Returned Facilities Lease Termination Indiana Returned Facilities Lease Termination Date, the Indiana Returned Facilities shall be operated for and on behalf of Lessor pursuant to the Omega New Master Lease, as amended.

         e. Upon Lessor's reasonable request at any time after the Indiana Returned Facilities Lease Termination Date, Lessee shall execute such additional documents or instruments as may further evidence or confirm the termination of the Omega New Master Lease and Lessee's rights with respect to, and interest in, the Indiana Returned Facilities.

 3.      PRORATIONS; COSTS

         a. Prorations. Notwithstanding the fact that the Indiana Returned Facilities Lease Termination Date will not occur until the Indiana Returned Facilities Lease Termination Date, all revenues (including but not limited to payments due from the residents or patients of the Indiana Returned Facilities) and expenses (including but not limited to payroll and employee benefits) related to the ownership or operation of the Indiana Returned Facilities, including without limitation Rent, shall be prorated as of January 31, 1999 (the "Proration Date"), with Lessee entitled to all operating income accrued through the Proration Date and responsible for all operating expenses arising or accruing through the Proration Date and Lessor entitled to Gross Revenues received or accrued and responsible for all operating expenses paid or accrued after the Proration Date.

         b. Recording Charges. Lessor shall pay for the recording of the Termination of Lease and the Deeds. Lessee shall pay for the recording of any instruments necessary to remove encumbrances other than the Permitted Encumbrances.

         c. License Transfer Costs. Lessor shall pay all transfer fees and other expenses related to the transfer of licenses and permits from Lessee to Lessor or Lessor's nominees, provided, however that any such expenses that arise from Lessee's breach of the Indiana Lease shall be borne by Lessee.

         d. Taxes/Prorations. Real and Personal Property taxes, assessments and similar charges shall be prorated as of the Proration Date, with Lessee responsible therefor for the period prior to and including the Proration Date and with Lessor responsible for the period after the Proration Date.

         e. Utilities. Lessee shall pay for all utilities consummed by the Indiana Returned Facilities through the Proration Date and shall arrange for all such utilities to be billed in the name of Lessor or its manager after the Indiana Returned Facilities Lease Termination

Indiana Returned Facilities Lease Termination Date. Lessees under the Omega New Master Lease or the manager of the Indiana Returned Facilities shall pay all utility charges accrued and due for the period from February 1, 1999 through the Indiana Returned Facilities Lease Termination Date out of the Indiana Returned Facilities Returned Facilities Gross Revenues as provided in the Omega New Master Lease. Lessee hereby assigns to Lessor its right to any deposits which may have been made with any utility company.

         f. Contracts. Subject to the terms of the Management Agreement and at the written request of Lessor, Lessee shall terminate all contracts for the providing of goods or services to the Indiana Returned Facilities effective as of the Indiana Returned Facilities Lease Termination Date. Notwithstanding anything in this Agreement to the contrary, Lessor assumes no liability for payables of the Indiana Returned Facilities prior to and including the Proration Date or after the Proration Date if applicable to goods or services provided to the Indiana Returned Facilities prior to the Proration Date.

         g. Employees; Schedule of Employee Benefits. Within ten (10) days of the date hereof, Lessee shall deliver to Lessor a schedule (the "Benefits Schedule") that reflects all accrued and/or vested vacation pay and sick pay due to and/or coming due to the employees of each of the Indiana Returned Facilities subsequent to the Proration Date (the "Benefit Pay"). Lessee shall be liable for, and shall pay, such Benefit Pay to each employee entitled to such pay. Any benefits under employee benefits plans shall be governed by the applicable plan document.

         h. Accounting Patient Trust Funds and Patient Prepaid Accounts. Within ten (10) days of the date hereof, Lessee shall provide Lessor with an accounting of all patient trust funds (the "Patient Trust Funds") being held by Lessee as of the Proration Date and of all fees and expenses which have been prepaid by residents/patients and have not been applied as of the Proration Date (the "Patient Prepaid Funds"). Such accounting shall set forth the names of the residents/patients or prospective residents/patients for whom such funds are held, the amounts held on behalf of each resident/patient or prospective resident/patient and Lessee hereby warrants that the accounting will be true, correct and complete as of the Proration Date. Lessee shall, by separate check, deliver to Lessor within ten (10) days of the date hereof such Patient Trust Funds and Patient Prepaid Funds and, subject to the indemnifications set forth in Section 3 below, Lessor shall thereafter be responsible for such Patient Trust Funds and Patient Prepaid Funds, to the extent so transferred by Lessee.

         i. Accounts Receivable. Lessee hereby appoints Lessor as Lessee's agent for the collection of all accounts receivable accrued in connection with the Lessee's operation of the Indiana Returned Facilities. Lessee shall retain its right, title and interest in and to all unpaid amounts and accounts receivable with respect to the Indiana Returned Facilities which relate to any period prior to and including the Proration Date, including, but not limited to, amounts or accounts receivable arising from rate adjustments, Medicare or Medicaid or any other third party payor underpayments, insurance proceeds, rebates or any other monies which relate to the period prior to and including the Proration Date even if such adjustments or payments occur after the Proration Date. Lessee shall remain liable for any overpayments made to Lessee prior to and including the Proration Date for which payment is due to Medicare, Medicaid or any other third party payor after the Proration Date. If, following the Proration Date, Lessor receives payment from any federal or state agency or other third party payor or from any patient or resident, which represents payment for services rendered by Lessee prior to and including the Proration Date, then Lessor shall promptly forward such payments to Lessee in accordance with the following provisions:

                  (a) If such payments either specifically indicate on the accompanying remittance advice, or if the parties agree, that they relate to the period prior to and including the Proration Date, a copy of the applicable remittance advise and the payment received shall be forwarded to Lessee by Lessor.

                  (b) If such payments indicate on the accompanying remittance advice, or if the parties agree, that they relate to the period after the Proration Date, they shall be retained by Lessor.

                  (c) If such payments indicate on the accompanying remittance advice, or if the parties agree, that they relate to periods both prior to and after the Proration Date, the portion thereof which relates to the period after the Proration Date shall be retained by Lessor and the balance shall be remitted to Lessee.

                  (d) Any payments received by Lessor which fail to designate the period to which they relate, will first be applied to any post-Proration Date balances, with the excess, if any, remitted to Lessee.

                  Lessor shall be entitled to receive and collect all accounts receivable (including, without limitation, any payments received from Medicare or Medicaid) attributable to the operation of the Indiana Returned Facilities after the Proration Date. Each payment of accounts receivable received by Lessee after the Proration Date and attributable to the operation of the Indiana Returned Facilities after the Proration Date shall be deemed a "Lessor's Receipt". If Lessee receives any Lessor's Receipt after the Proration Date, Lessee shall hold Lessor's Receipt in trust and for the benefit of Lessor. Within ten (10) days following each receipt by Lessee of a Lessor's Receipt, Lessee shall pay such Lessor's Receipts to Lessor.

         d. Post-Proration Date Adjustment. If as of the Proration Date the disposition of Gross Revenues and payment of operating expenses for the period prior to the Proration Date does not correspond to the proration set forth on Subsection 3(a), above, or either Lessee or Lessor fails to pay recording charges or license transfer costs which it is to pay pursuant to this Section 3, notwithstanding anything in the Omega New Master Lease to the contrary, the monthly installment first payable by Lessees after the Proration Date under the Omega New Master Lease (and, if necessary, the next succeeding monthly installment or installments) shall be deemed increased or decreased as needed in order to effect such proration and allocation of recording charges and license transfer costs as soon as possible after the Proration Date.

4.       INDEMNIFICATION

         a. Lessee, at Lessee's sole cost and expense, hereby agrees to indemnify, defend and hold harmless Lessor for, from and against the full amount of any and all "Losses" (as defined below) arising from, asserted against, resulting from, imposed on, or suffered or incurred by Lessor, directly or indirectly, in respect of, as a consequence of, or arising out of or in connection with, Lessee's operation of the Indiana Returned Facilities on or before the Proration Date, including, without limitation, (i) any accident, injury to or death of persons or loss of or damage to property occurring on or about any of the Indiana Returned Facilities, including without limitation any claims of malpractice, (ii) the failure to pay any obligations of Lessee under the Indiana Lease, (iii) any failure on the part of Lessee to perform or comply with any of the terms of the Indiana Lease, including without limitation Lessee's obligations under Article IV ("Impositions"), Section 7.3 ("Certain Environmental Matters") and Section 23 ("Indemnification"), all of which shall survive the termination of the Indiana Lease as to the Indiana Returned Facilities for the greater of five (5) years from the Proration Date or the period, if any, expressly set forth in the Indiana Lease with respect to such obligation, (iv) the nonperformance of any contractual obligation, express or implied, assumed or undertaken by Lessee or any party in privity with Lessee with respect to the Indiana Returned Facilities or any business or other activity carried on with respect to the Indiana Returned Facilities during the Term or thereafter to the extent that any conduct by Lessee or any such person (or failure of such conduct thereby if the same should have been undertaken during such time of possession and leads to such damage or loss) causes such loss or claim, (v) clawbacks of Medicare or Medicaid or any other third party payor underpayments, insurance proceeds, rebates or any other monies which relate to the period prior to and including the Proration Date, even if such adjustments or payments occur after the Proration Date, and (vi) the failure of Lessee to transfer to Lessor, as provided in Section 3(h), the full amount of such Patient Trust Funds and Patient Prepaid Funds then or thereafter shown to have been delivered to Lessee and outstanding as of the Proration Date.

         "Losses" shall mean any and all liabilities, obligations, losses, damages (including, without limitation, punitive damages), penalties, fines, demands, claims, actions or causes of action, suits, assessments, costs, expenses or disbursements, including, without limitation, all interest, attorneys' fees, disbursements and expenses, and all other professional or consultants' fees, disbursements and expenses paid or incurred, including, without limitation, the costs and expenses of any and all actions, suits, proceedings, demands, assessments, judgments, settlements and compromises relating thereto and reasonable attorneys' fees and expenses in connection therewith.

         Immediately upon receipt by any Lessor of notice of a claim upon which a claim of indemnity hereunder may be made (individually a "Claim" and collectively the "Claims"), Lessor shall give Lessee notice thereof. Lessee shall defend Lessor, with attorneys reasonably approved by Lessor, against any and all actions or proceedings that may be brought against Lessor in connection with or arising out of any such Claim. Lessor shall have the right, but not the obligation, to participate in any such proceedings. If Lessor reasonably believes there to be a conflict of interests between Lessor and Lessee, Lessor shall have the right to defend itself against such action or proceeding at Lessee's expense. Lessee shall not enter into a settlement of any Claim without the prior written consent of Lessor (which consent may not be withheld or delayed unreasonably), unless such settlement includes an unconditional release of Lessor from all liability arising out of such Claim.

5.       NOTICE

         All notices, requests, demands and other communications required or permitted to be given or made under this Agreement shall be in writing and shall be deemed to have been given (a) on the date of personal delivery or transmission by telegram, cable or facsimile; (b) on the third (3rd) Business Day following deposit in the United States mail, postage prepaid, by registered or certified mail, return receipt requested, or (c) on the first (1st) Business Day after delivery to a nationally recognized overnight courier service, in each case, addressed as follows, or to such address, person or entity as either party, shall designate by notice to the other in accordance herewith:

                  If to Lessee:             BritWill Indiana Partnership
                                            c/o Unison HealthCare Corporation
                                            15300 North 90th Street
                                            Suite 100
                                            Scottsdale, Arizona  85260
                                            Telephone:  (602) 607-4000
                                            Fax:             (602) 607-4114
                                            Attn:  Michael A. Jeffries

                  With a Copy to:          BritWill Indiana Partnership
                                           c/o Unison HealthCare Corporation
                                           15300 North 90th Street
                                           Suite 100
                                           Scottsdale, Arizona  85260
                                           Telephone:  (602) 607-4000
                                           Fax:             (602) 607-4114
                                           Attn:  Nir E. Margalit

                  If to Lessor:            Omega Healthcare Investors, Inc.
                                           900 Victors Way
                                           Suite 350
                                           Ann Arbor, Michigan 48108
                                           Telephone: (734) 887-0200
                                           Fax: (734) 887-0201

                  With a Copy to:          Dykema Gossett
                                           ATTN: Fred J. Fechheimer
                                           1577 North Woodward Avenue
                                           Bloomfield Hills, Michigan 48304-2820
                                           Tel: (248) 203-0743
                                           Fax: (248) 203-0763


6.       FACILITY TRADE NAMES

         Lessee hereby assigns to Lessor all of Lessee's rights to the use the name under which each Indiana Returned Facility has done business during the Term (the "Facility Trade Name") in the market in which such Facility is located, and represents and warrants that it has not assigned any rights with respect to the use of such names to any Affiliate or third party. Neither Lessee nor any Debtor (as defined in the Plan) shall use any Facility Trade Name in such market in connection with any business that competes with such Facility.

7.       CONTINUING COOPERATION

         Lessee shall upon Lessor's reasonable request or requests from time to time assist and cooperate with Lessor in concluding the transfer of ownership of the Indiana Returned Facilities as quickly and efficiently as possible, including, by way of example and not limitation, cooperation in the transfer of licenses and permits, retention of employees and of vendor relationships if and to the extent desired by Lessor, and transfer and preservation of patient and other business records.

8.       COUNTERPARTS

         This Agreement may be executed in separate counterparts, each of which shall be considered as original when each party has executed and delivered to the other one or more copies of this Agreement.

9.       CHOICE OF LAW

         This Agreement shall be governed by and construed in accordance with the laws of the state of Michigan without regard to Michigan's conflict of interest rules.

10.      ENTIRE AGREEMENT

         This Agreement and the Omega New Master Lease as amended constitute the entire agreement between the parties with respect to the subject matter hereof, and no representation, understanding, promise or condition concerning the subject matter hereof shall be binding upon either party unless expressed therein.

                             SIGNATURE PAGE FOLLOWS

         IN WITNESS WHEREOF, the parties have executed this Indiana Returned Facilities Agreement as of the date first written above.


                                        LESSOR:

                                        OMEGA HEALTHCARE INVESTORS, INC.,
                                        a Maryland corporation



                                        By:  ___________________________________


                                                Its:   _________________________



                                        LESSEE:

                                        BRITWILL INDIANA PARTNERSHIP,
                                        an Arizona general partnership
                                        By:      BritWill Investments-I, Inc.,
                                                 a Delaware corporation,
                                                 its General Partner


                                        By:________________________

                                                 Its:  President

                                    EXHIBIT A

                           "INDIANA RETURNED FACILITY"

                                 ENGLISH ESTATES


TRACT I:

A PART OF THE EAST HALF OF SECTION 8, TOWNSHIP 18 NORTH, RANGE 1 EAST, SITUATED IN CENTER TOWNSHIP, BOONE COUNTY, INDIANA, PARTICULARLY DESCRIBED AS FOLLOWS:

FROM THE NORTHEAST CORNER OF THE SOUTHEAST QUARTER OF THE AFORESAID SECTION 8, PROCEED THENCE SOUTH 89 DEGREES 15 MINUTES 13 SECONDS WEST (THE BEARING COMPUTED FROM THE CENTERLINE OF I-65 AS SHOWN ON STATE HIGHWAY PLANS) ALONG THE QUARTER SECTION LINE, 665.70 FEET TO THE POINT OF BEGINNING. FROM SAID POINT OF BEGINNING, PROCEED THENCE SOUTH 00 DEGREES 07 MINUTES 46 SECONDS WEST, WITH THE QUARTER-QUARTER-QUARTER SECTION LINE, 382.55 FEET; THENCE SOUTH 62 DEGREES 30 MINUTES 00 SECONDS WEST, 141.42 FEET; THENCE NORTH 30 DEGREES 37 MINUTES 36 SECONDS WEST, 199.46 FEET; THENCE SOUTH 59 DEGREES 22 MINUTES 24 SECONDS WEST, WITH AN EXISTING DRIVE, 160.00 FEET, THENCE SOUTH 30 DEGREES 37 MINUTES 36 SECONDS EAST, 190.72 FEET; THENCE SOUTH 53 DEGREES 45 MINUTES 00 SECONDS WEST, WITH THE CENTERLINE OF PRAIRIE CREEK, 421.76 FEET; THENCE NORTH 40 DEGREES 00 MINUTES 00 SECONDS WEST, WITH THE CENTERLINE OF OLD U.S. #52, 91.59 FEET; THENCE NORTH 00 DEGREES 08 MINUTES 55 SECONDS EAST, WITH THE QUARTER-QUARTER SECTION LINE, 692.40 FEET; THENCE SOUTH 89 DEGREES 15 MINUTES 13 SECONDS WEST, WITH THE QUARTER SECTION LINE, 572.337 FEET; THENCE NORTH 40 DEGREES 52 MINUTES 00 SECONDS WEST, THE CENTERLINE OF OLD U.S. #52, 20.92 FEET; THENCE NORTH 89 DEGREES 15 MINUTES 13 SECONDS EAST, 605.61 FEET; THENCE SOUTH 00 DEGREES 01 MINUTES 21 SECONDS WEST, 16.00 FEET; THENCE NORTH 89 DEGREES 15 MINUTES 13 SECONDS EAST, WITH THE QUARTER SECTION LIEN, 646.16 FEET TO THE POINT OF BEGINNING.

(REF. ONLY, 8.2472 ACRES, MORE OR LESS)

SUBJECT TO AN EASEMENT FOR INGRESS AND EGRESS TO A CONTIGUOUS TRACT, SAID EASEMENT BEING MEASURED PERPENDICULARLY 10 FEET LEFT AND 10 FEET RIGHT FROM A CENTERLINE WHICH IS DESCRIBED AS FOLLOWS:

                                   Exhibit A-1

FROM THE AFORESAID NORTHEAST CORNER OF THE SOUTHEAST QUARTER, PROCEED THENCE SOUTH 00 DEGREES 06 MINUTES 37 SECONDS WEST, 485.09 FEET; THENCE SOUTH 89 DEGREES 15 MINUTES 13 SECONDS WEST, 1,247.66 FEET TO THE POINT OF BEGINNING. FROM SAID POINT OF BEGINNING, PROCEED THENCE NORTH 56 DEGREES 18 MINUTES 06 SECONDS EAST, 101,67 FEET; THENCE NORTH 59 DEGREES 22 MINUTES 24 SECONDS EAST,
154.16 FEET TO A PERIMETER CORNER OF THE AFORDSAID TRACT; AND ALSO SUBJECT TO A 10 FOOT EASEMENT MEASURED PERPENDICULARLY 10 FEET LEFT FROM A CENTERLINE DESCRIBED AS FOLLOWS:

BEGIN AT THE EAST END OF THE PREVIOUSLY DESCRIBED CENTERLINE, BEING A POINT ON THE PERIMETER DESCRIPTION, AND PROCEED THENCE NORTH 59 DEGREES 22 MINUTES 24 SECONDS EAST, ALONG THE PREVIOUSLY DESCRIBED PERIMETER, 160.00 FEET; AND ALSO SUBJECT TO THE PRIVILEGE OF USING 10 FOOT EASEMENT ON THE RIGHT SIDE OF THE PREVIOUSLY DESCRIBED 160 FOOT CENTERLINE; AND ALSO SUBJECT TO A LIMITED ACCESS RIGHT-OF-WAY ACROSS THE WESTERNMOST TIP AND SOUTHWESTERN TIP, FOR I-65. SUBJECT TO AN EASEMENT FOR A FRONTAGE ROAD CONTIGUOUS TO THE LIMITED ACCESS RIGHT-OF-WAY, ALSO SUBJECT TO AN EASEMENT FOR PRAIRIE CREEK LEGAL DRAIN ON AND ALONG THE ENTIRE SOUTHEASTERN BOUNDARY. ALL DIMENSIONS COMPUTED FROM ELECTRONIC MEASUREMENTS.

                                    (REF. ONLY, 0.6770 A., M/L, EASEMENT AREA
                                    FRONTAGE ROAD 0.4201 A., M/L)

EXCEPT:
A PART OF THE SOUTHEAST QUARTER OF SECTION 8, TOWNSHIP 18 NORTH, RANGE 1 EAST, SITUATED IN CENTER TOWNSHIP, BOONE COUNTY, INDIANA, PARTICULARLY DESCRIBED AS
FOLLOWS:

FROM THE NORTHEAST CORNER OF THE AFORESAID SOUTHEAST QUARTER, PROCEED THENCE SOUTH 89 DEGREES 15 MINUTES 13 SECONDS WEST, 665.70 FEET ALONG THE QUARTER SECTION LINE; THENCE SOUTH 00 DEGREES 07 MINUTES 46 SECONDS WEST, 194.83 FEET TO THE POINT OF BEGINNING. FROM SAID POINT OF BEGINNING, CONTINUE THENCE SOUTH 00 DEGREES 07 MINUTES 46 SECONDS WEST, 187.72 FEET; THENCE SOUTH 62 DEGREES 30 MINUTES 00 SECONDS WEST, 141.42 FEET ALONG THE APPROXIMATE CENTERLINE OF PRAIRIE CREEK; THENCE NORTH 30 DEGREES 37 MINUTES 36 SECONDS WEST, 209.46 FEET; THENCE NORTH 59 DEGREES 22 MINUTES 24 SECONDS EAST, 15.00 FEET; THENCE CURVE LEFT, WITH A 107.98 FOOT RADIUS CURVE, 84.20 FEET (THE CHORD BEARING NORTH 37 DEGREES 02 MINUTES 07 SECONDS EAST, 82.08 FEET); THENCE SOUTH 89 DEGREES 52 MINUTES 14 SECONDS EAST, 170.23 FEET TO THE POINT OF BEGINNING.

                                  Exhibit A-2

SUBJECT TO A 25 FOOT DRIVEWAY EASEMENT OF EVEN WIDTH ON AND ALONG THE ENTIRE NORTHWESTERN BOUNDARY TO PROVIDE INGRESS/EGRESS TO EXISTING TRACTS.

TRACT 2

A PART OF THE NORTHEAST QUARTER OF SECTION 8, TOWNSHIP 18 NORTH, RANGE 1 EAST, SITUATED IN CENTER TOWNSHIP, BOONE COUNTY, INDIANA, PARTICULARLY DESCRIBED AS FOLLOWS

FROM THE SOUTHEAST CORNER OF THE NORTHEAST QUARTER OF THE AFORDSAID SECTION 8, PROCEED THENCE SOUTH 89 DEGREES 15 MINUTES 13 SECONDS WEST (THE BEARING COMPUTED FROM THE CENTERLINE OF INTERSTATE #65, AS SHOWN ON STATE HIGHWAY PLAN), 665.70 FEET ALONG THE QUARTER SECTION LINE TO THE POINT OF BEGINNING. FROM SAID POINT OF BEGINNING, CONTINUE THENCE SOUTH 89 DEGREES 15 MINUTES 13 SECONDS WEST,
646.16 FEET ALONG THE QUARTER SECTION LINE; THENCE NORTH 00 DEGREES 01 MINUTES 21 SECONDS EAST, 16.00 FEET; THENCE SOUTH 89 DEGREES 15 MINUTES 12 SECONDS WEST,
387.41 FEET; THENCE NORTH 40 DEGREES 52 MINUTES 00 SECONDS WEST, 5.23 FEET; ALONG THE RIGHT-OF-WAY OF AN EXISTING FRONTAGE ROAD; THENCE NORTH 89 DEGREES 15 MINUTES 13 SECONDS EAST, 1037.01 FEET; THENCE SOUTH 00 DEGREES 03 MINUTES 42 SECONDS WEST, 20.00 FEET ALONG THE QUARTER-QUARTER-QUARTER SECTION LINE TO THE POINT OF BEGINNING.

(REF.  ONLY, 0.3324 ACRES, MORE OR LESS)

NOTE: The acreage indicated in this legal description is solely for the purpose of identifying the said tract and should not be construed as insuring the quantity of land.

                                  Exhibit A-3

                                    EXHIBIT A

                           "INDIANA RETURNED FACILITY"

                  ENGLISH SENIOR LIVING/ENGLISH ASSISTED LIVING



A PART OF THE SOUTHEAST QUARTER OF SECTION 25, TOWNSHIP 19 NORTH, RANGE 1 WEST, SITUATED IN THE CITY OF LEBANON, BOONE COUNTY, INDIANA, PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT THE INTERSECTION OF THE CENTERLINE OF NORTH LEBANON STREET (AS DETERMINED FROM THE PLAT OF FAIRVIEW ADDITION, SHOWN IN PLAT BOOK #3, PAGE 80), WITH THE SOUTH LINE OF ESSEX STREET (AS DETERMINED FROM THE PLAT OF FAIRGROUNDS ADDITION, AS SHOWN IN PLAT BOOK #3, PAGE 107), AND PROCEED THENCE SOUTH 89 DEGREES 38 MINUTES 54 SECONDS EAST (AN ASSUMED BEARING, 294.46 FEET (SHOWN IN OLD DEEDS AS 287.5 FEET); ALONG THE SOUTH LINE OF ESSEX STREET; THENCE SOUTH 41 DEGREES 20 MINUTES 51 SECONDS WEST, 372.30 FEET (SHOWN IN OLD DEEDS AS 365 FEET) ALONG THE CENTER LINE OF AN EXISTING STREET DESIGNATED AS ULEN DRIVE, THENCE NORTH 09 DEGREES 47 MINUTES 00 SECONDS WEST, 285.45 FEET (SHOWN AS 281.5 FEET IN OLD DEEDS), ALONG THE CENTERLINE OF LEBANON STREET, TO THE POINT OF BEGINNING.

                                  Exhibit A-4

                                    EXHIBIT A

                           "INDIANA RETURNED FACILITY"

                         CAPITAL CARE HEALTHCARE CENTER


Lots numbered 1, 2 and 3 in Bruce Place, an addition to the City of Indianapolis, Indiana, as per plat thereof recorded in Plat Book 6, page 122, in the Office of the Recorder of Marion County, Indiana.

                                  Exhibit A-5

                                    EXHIBIT A

                           "INDIANA RETURNED FACILITY"

                                  SUNSET MANOR


Situate in the State of Indiana, County of Putnam, City of Greencastle and being a part of Plummer's Addition to said City of Greencastle, as the same appears of record on the plat on file in the office of the Recorder of Putnam County, Indiana, at Plat Book 1, page 268, more particularly described, to wit:
Beginning at a point 20 feet South 0 degrees 07 minutes 56 seconds East from the Southwest Corner of Lot 18 in the Plummer's Addition to the City of Greencastle: thence North 0 degrees 07 minutes 56 seconds West 140.55 feet to the Northwest Corner of Lot 19 in said Addition; thence North 89 degrees 36 minutes 07 seconds East 49.85 feet with the North line of said Lot 19; thence North 0 degrees 23 minutes 53 seconds West 50.1 feet to the North line of Lot 20 in said Addition; thence East 246.26 feet to the Northeast Corner of Lot 25 in said Addition; thence South 0 degrees 29 minutes 58 seconds East 318.87 feet to the South Line of Section 21, Township 14 North, Range 4 West; thence South 89 degrees 53 minutes 40 seconds West 169.37 feet with said South Line; thence North 0 degrees 57 minutes 47 seconds West 19.8 feet; thence South 89 degrees 20 minutes 10 seconds West 57.97 feet; thence North 0 degrees 51 minutes 18 seconds West
100.05 feet; thence South 89 degrees 08 minutes 42 seconds West 59.0 feet to the point of beginning.

ALSO, an easement for the purpose of ingress and egress, for the benefit of the above described real estate, as created by Ingress and Egress Easement in a certain Warranty Deed, dated October 26, 1965 and recorded October 28, 1965 in Deed Record 130, page 152, over and across the following real estate in Putnam County, Indiana: A part of Lots 5 and 6 of Plummer's Addition to the City of Greencastle, Indiana, and part of previously vacated alley, more particularly described as follows, to-wit:

Beginning at a point 20 feet North 0 degrees 07 minutes 56 seconds East from Southwest Corner of Lot 18 of said Addition; thence South 89 degrees 08 minutes 42 seconds West 141 feet to the West line of Lot Number 5 of said Addition to a point 20 feet North 9 degrees 07 minutes 56 seconds West from the Southwest Corner thereof; thence South 0 degrees 07 minutes 56 seconds East 40 feet to a point 20 feet South 0 degrees 07 minutes 56 seconds East from the Northwest Corner of Lot Number 6 of said Addition; thence North 89 degrees 08 minutes 42 seconds East 141 feet parallel with the North line of said Lot Number 6 to a point on the West line of said Lot 17 of said Addition, 20 feet South 0 degrees 07 minutes 56 seconds East from the Northwest Corner thereof; thence North 0 degrees 07 minutes 56 seconds West 40 feet to the place of beginning.

                                  Exhibit A-6

                                    EXHIBIT A

                           "INDIANA RETURNED FACILITY"

                           LOCKERBIE HEALTHCARE CENTER


Lots numbered 11, 12, 13 and 14 in J.R. Routh's Subdivision of the Southwest Quarter of Lot 21 in Johnson's Heirs Addition to the City of Indianapolis, Indiana, as per plat thereof recorded in Plat Book 4, page 219, in the Office of the Recorder of Marion County, Indiana. Also, 6.5 feet North of Lot 14, being a part of a vacated alley.

ALSO:

Lots numbered 1, 2 and 3 in Eliza Jane Hoss' and Nelson Hoss' Subdivision of the Northwest Quarter of Lot 21 in Johnson Heirs Addition to the City of Indianapolis, Indiana, as per plat thereof recorded in Plat Book 3, page 206, in the office of the Recorder of Marion County, Indiana. Also a strip of ground 7 feet wide South of the adjoining Lot 1, being a part of a vacated alley.

                                  Exhibit A-7

                                    EXHIBIT A

                           "INDIANA RETURNED FACILITY"

                                 PARKVIEW MANOR


Part of the West Half of the Southwest Quarter of Section 8, Township 16 North, Range 4 East, Marion County, Indiana, more particularly described as follows, to-wit:

Beginning in the South line of said Half Quarter Section at a point 193.31 feet East of the Southwest corner of said Half Quarter Section; thence North 200 feet to a point 193.25 feet East of the West line of said Half Quarter Section; thence East parallel to said South line 182.61 feet to a point; thence South parallel to said West line 200 feet to a point in said South line; thence West in and along said South line 182.55 feet to the point of beginning.

                                  Exhibit A-8